                                FILING #0002135635 PG 01 OF 05 VOL B-00350
                                   FILED 07/25/2000 08:30 AM PAGE 02176
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

[State of Arms]                STATE OF CONNECTICUT
                               INSURANCE DEPARTMENT

THIS IS TO CERTIFY, THAT the attached Amended Certificate of Incorporation of Hartford Life and Annuity Insurance Company has been filed with the Insurance Department.

                              WITNESS MY HAND AND OFFICIAL SEAL, AT HARTFORD,
                                        THIS 17TH DAY OF JULY, 2000

                                           /s/ Susan F. Cogswell

                                          Insurance Commissioner

CERTIFICATE OF AMENDMENT

                               STOCK CORPORATION
                      Office of the Secretary of the State
  30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 /Rev. 12/1999

                           Space For Office Use Only

                                FILING #0002135635 PG 02 OF 05 VOL B-00350
                                   FILED 07/25/2000 08:30 AM PAGE 02177
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

1.   NAME OF CORPORATION:

     Hartford Life and Annuity Insurance Company

2.   THE CERTIFICATE OF INCORPORATION IS (check A., B. or C.):

     /X/  A.   AMENDED.

     / /  B.   AMENDED AND RESTATED.

     / /  C.   RESTATED.

3.   TEXT OF EACH AMENDMENT/RESTATEMENT:

     See Attachment A

   (Please reference as 8 1/2 x 11 attachment if additional space is needed)

                           Space For Office Use Only

                                Filing #0002135635 PG 03 OF 05 VOL B-00350
                                   FILED 07/25/2000 08:30 AM PAGE 02178
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

4.   VOTE INFORMATION (check A., B. or C.):

     /X/  A.   The resolution was approved by shareholders as follows:

               (set forth all voting information required by Conn. Gen. Stat.
               Section 33-800 as amended in the space provided below)

               The number of outstanding shares of the Corporation's common capital stock entitled to vote thereon was 2,000. The vote favoring adoption was 2,000 shares, which was sufficient for approval of the resolution.

     / /  B.   The amendment was adopted by the board of directors without shareholder action. No shareholder vote was required for adoption.

     / /  C.   The amendment was adopted by the incorporators without
               shareholder action. No shareholder vote was required for adoption.

                                5.   EXECUTION:

                        Dated this 5th day of May, 2000.

Lynda Godkin               Corporate Secretary        /s/ Lynda Godkin
-------------------------------------------------------------------------------
Print or type name of      Capacity of signatory      Signature
signatory

                                FILING #0002135635 PG 04 OF 05 VOL B-00350
                                   FILED 07/25/2000 08:30 AM PAGE 02179
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

                                  ATTACHMENT A

The Amended and Restated Certificate of Incorporation of Hartford Life and Annuity Insurance Company is amended by the following resolution adopted by the Sole Shareholder on April 28, 2000:

     RESOLVED, that the Amended and Restated Certificate of Incorporation of the Company, as amended to date, be further amended by adding the following Sections 11, 12 and 13 and that all other sections of the Amended and Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect:

          SECTION 11. The personal liability to the corporation or its stockholders of a person who is or was a director of the corporation for monetary damages for breach of duty as a director shall be limited to the amount of the compensation received by the director for serving the corporation during the year of the violation if such breach did not (a) involve a knowing and culpable violation of law by the director, (b) enable the director or an associate, as defined in subdivision (3) of Section 33-840 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time, to receive an improper personal economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation, or (e) create liability under Section 33-757 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time. The personal liability of a person who is or was a director to the corporation or its stockholders for breach of duty as a director shall further be limited to the full extent allowed from time to time by Connecticut law. This Section 11 shall not limit or preclude the liability of a person who is or was a director for any act or omission occurring prior to the effective date hereof. Any lawful repeal or modification of this Section 11 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any limitation of liability, right or protection of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

          SECTION 12. The corporation shall indemnify its directors for liability, as defined in Section 33-770(5) of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time, to any person for any action taken, or any failure to take any action, as a director, except liability that (a) involved a knowing and

                                FILING #0002135635 PG 05 OF 05 VOL B-00350
                                   FILED 07/25/2000 08:30 AM PAGE 02180
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

          culpable violation of law by the director, (b) enabled the director or an associate (as defined in Section 33-840 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time) to receive an improper personal gain, (c) showed a lack of good faith and conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation, or (e) created liability under Section 33-757 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time. Notwithstanding the preceding sentence, the corporation shall not be required to indemnify an indemnitee in connection with a proceeding (or part thereof) commenced by the indemnitee against the corporation. This Section 12 shall not affect the indemnification or advance of expenses to a director for any liability stemming from acts or omissions occurring prior to the effective date hereof. Any lawful repeal or modification of this
          Section 12 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any right to indemnification of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

          SECTION 13. The corporation shall not be obligated by Section 33-771(e) or Section 33-776(d) of the Connecticut Business Corporation Act to indemnify, or advance or reimburse expenses in advance of a final determination, to any current or former director, officer, employee or agent of the corporation who is not a director. However, the corporation may, at the discretion of the board of directors, indemnify, or advance or reimburse expenses to, any current or former director, officer, employee or agent of the corporation who is not a director to the fullest extent permitted by law.

CERTIFICATE OF AMENDMENT

                               STOCK CORPORATION
                      Office of the Secretary of the State
    30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 /new/1-97

                           Space For Office Use Only

                                FILING #0001734855 PG 01 OF 05 VOL B-00133
                                   FILED 07/11/1997 11:32 AM PAGE 03681
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

1.     NAME OF CORPORATION:

       ITT Hartford Life and Annuity Insurance Company

2.     THE CERTIFICATE OF INCORPORATION IS (check A., B. or C.):

/X/    A. AMENDED.

/ /    B. AMENDED AND RESTATED.

/ /    C. RESTATED.

3.     TEXT OF EACH AMENDMENT/RESTATEMENT:

See Attachment A

       (Please reference an 8 1/2 X 11 attachment if additional space is needed)

                           Space for Office Use Only

                                 FILING #0001734855 PG 02 OF 05 VOL B-00133
                                    FILED 07/11/1997 11:32 AM PAGE 03682
                                           SECRETARY OF THE STATE
                                     CONNECTICUT SECRETARY OF THE STATE

4       VOTE INFORMATION (check A., B. or C.)

/X/     A.      The resolution was approved by shareholders as follows:

                (set forth all voting information required by Conn. Gen. Stat. section 33-800 as amended in the space provided below)

                See Attachment B

/ /     B.      The amendment was adopted by the board of directors without shareholder action. No shareholder vote was required for adoption.

/ /     C.      The amendment was adopted by the incorporators without
                shareholder action. No shareholder vote was required for adoption.

                                  5. EXECUTION

                        Dated this 7th day of July , 1997

Lynda Godkin                       Corporate Secretary    /s/ Lynda Godkin
---------------------------------------------------------------------------
Print or type name of signatory   Capacity of signatory       Signature

ATTACHMENT A

                                 FILING #0001734855 PG 03 OF 05 VOL B-00133
                                    FILED 07/11/1997 11:32 AM PAGE 03683
                                           SECRETARY OF THE STATE
                                     CONNECTICUT SECRETARY OF THE STATE

                    FIRST AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF THE COMPANY

                         BOARD OF DIRECTORS AND THE SOLE SHAREHOLDER

1. The name of the Corporation is ITT Hartford Life and Annuity Insurance Company (the "Company").

2. The Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") is further amended by the following resolution:

         RESOLVED, that the Certificate of Incorporation be further amended by deleting Section 1 in its entirety and replacing it with the following, such amendment to become effective at January 1, 1998. All other sections of the Certificate of Incorporation shall remain unchanged and continue in full force and effect:

         Section 1. Effective January 1, 1998, the name of the Company is HARTFORD LIFE AND ANNUITY INSURANCE COMPANY.

3. The above resolution was adopted by each of the Company's Board of Directors and its sole shareholder. The number of shares of the Company's common capital stock entitled to vote thereon was 3,000 and the vote required for adoption was 2,000 shares. The vote favoring adoption was 3,000 shares, which was the greatest vote required to pass the resolution.

Dated at Simsbury, Connecticut this 30 day of June, 1997.

We hereby declare, under penalty of false statement, that the statements made in the foregoing Certificate are true.

                                HARTFORD LIFE AND ANNUITY
                                INSURANCE COMPANY

                                /s/ Thomas M. Marra
                                ---------------------------------------------
                                Thomas M. Marra, Executive Vice President

                                /s/ Lynda Godkin
                                ---------------------------------------------
                                Lynda Godkin, Senior Vice President,
                                General Counsel and Corporate Secretary

ATTACHMENT B

                                 FILING #0001734855 PG 04 OF 05 VOL B-00133
                                    FILED 07/11/1997 11:32 AM PAGE 03684
                                           SECRETARY OF THE STATE
                                     CONNECTICUT SECRETARY OF THE STATE

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

CONSENT OF DIRECTORS

The undersigned, being all of the Directors of ITT Hartford Life and Annuity Insurance Company (the "Company"), hereby consent to the following actions, such actions to have the same force and effect as if taken at a meeting of the Board of Directors of the Company (the "Board of Directors") duly called and held for such purposes:

     WHEREAS, it is deemed to be in the best interest of the Company to change the Company's corporate name by amending the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation").

     NOW, THEREFORE, BE IT

     RESOLVED, that the Certificate of Incorporation be further amended by deleting Section 1 in its entirety and replacing it with the following, such amendment to become effective at January 1, 1998. All other sections of the Certificate of Incorporation shall remain unchanged and continue in full force and effect.

         Section 1. Effective January 1, 1998, the name of the Company is HARTFORD LIFE AND ANNUITY INSURANCE COMPANY.

     FURTHER RESOLVED, that the directors and officers of the Company be, and they hereby are authorized and directed to take such actions as may be required by law to give effect to this first amendment to the Certificate of Incorporation.

     /s/ Gregory A. Boyko               /s/ Thomas M. Marra
     ----------------------------       ----------------------------
     Gregory A. Boyko                   Thomas M. Marra

     /s/ Lynda Godkin                   /s/ Lowndes A. Smith
     ----------------------------       ----------------------------
     Lynda Godkin                       Lowndes A. Smith

Dated as of June 30, 1997

ATTACHMENT B

                                 FILING #0001734855 PG 05 OF 05 VOL B-00133
                                    FILED 07/11/1997 11:32 AM PAGE 03685
                                           SECRETARY OF THE STATE
                                     CONNECTICUT SECRETARY OF THE STATE

                          CONSENT OF SOLE SHAREHOLDER

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life Insurance Company, being the sole shareholder of ITT Hartford Life and Annuity Insurance Company (the "Company"), hereby consents, through its undersigned officer, to the following actions, such actions to have the same force and effect as if taken at a meeting of the stockholders of the Company duly called and held for such purposes:

     WHEREAS, the Board of Directors of the Company (the "Board of Directors") deems it in the best interest of the Company to change the Company's corporate name by amending the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation); and

     WHEREAS, the Board of Directors has adopted a resolution authorizing such amendment to the Certificate of Incorporation.

     NOW, THEREFORE, BE IT

     RESOLVED, that the Certificate of Incorporation be further amended by deleting Section 1 in its entirety and replacing it with the following, such amendment to become effective at January 1, 1998. All other sections of the Certificate of Incorporation shall remain unchanged and continue in full force and effect.

         Section 1. Effective January 1, 1998, the name of the Company is HARTFORD LIFE AND ANNUITY INSURANCE COMPANY.

     FURTHER RESOLVED, that the directors and officers of the Company be, and they hereby are, authorized and directed to take such actions as may be required by law to give effect to this first amendment to the Certificate of Incorporation.

                                HARTFORD LIFE INSURANCE COMPANY

                                By:   /s/ Lowndes A. Smith
                                      ----------------------------------------
                                      Lowndes A. Smith, President
                                      and Chief Executive Officer

Dated as of: June 30, 1997

                                     FILING #0001681641 PG 01 OF 05 VOL B-00105
                                        FILED 12/31/1996 10:00 AM PAGE 00894
                                               SECRETARY OF THE STATE
                                         CONNECTICUT SECRETARY OF THE STATE

[STATE OF ARMS]                 STATE OF CONNECTICUT
                                INSURANCE DEPARTMENT

THIS IS TO CERTIFY, THAT THE CERTIFICATE AMENDING THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, WITH RESPECT TO THE REVISED SECTION 9 AND SECTION 10 AS ATTACHED, HAS BEEN REVIEWED AND APPROVED.

                              Witness my hand and official seal, at Hartford,
                                          This thirtieth day of December 1996

                                                    /s/ George M. Reider, Jr.
                                                    --------------------------
                                                    George M. Reider, Jr.
                                                    Insurance Commissioner

Phone:
P.O. Box 816 Hartford, CT 06142-0816
AN EQUAL OPPORTUNITY EMPLOYER

CERTIFICATE AMENDING OR         FILING #0001681641 PG 02 OF 05 VOL B-00105
RESTATING                          FILED 12/31/1996 10:00 AM PAGE 00895
CERTIFICATE OF INCORPORATION              SECRETARY OF THE STATE
61-38 Rev. 9/90                     CONNECTICUT SECRETARY OF THE STATE
Stock Corporation

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE
                               30 TRINITY STREET
                               HARTFORD, CT 06106

1.    Name of Corporation (Please enter name within lines)

      ITT Hartford Life and Annuity Insurance Company

2.   The Certificate of Incorporation is: (Check one)

/X/  A.   Amended only, pursuant to Conn. Gen. Stat. Section 33-360.

/ /  B.   Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)

/ /  C.   Restated only, pursuant to Conn. Gen. Stat. Section 33-362(a).

/ /  D.   Amended and restated, pursuant to Conn. Gen. Stat. Section 33-362(c).

/ /  E.   Restated and superseded pursuant to Conn. Gen. Stat. Section
          33-362(d).

Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9.

     See Attachment A

(If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

3.   (Check one)

/ / A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepency between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

/ / B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

4.   (Check, if true)

/ / This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

                                                                         Form 48

                                FILING #0001681641 PG 03 OF 05 VOL B-00105
                                   FILED 12/31/1996 10:00 AM PAGE 00896
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

5.   The manner of adopting the resolution was as follows:

/X/   A.   By the board of directors and shareholders
           Vote of Shareholders: (Check (i) or (ii).

      (i)   / /  No shares are required to be voted as a class; the
                 shareholder's vote was as follows:

     Vote Required for Adoption 2,000     Vote Favoring Adoption 3,000

     (ii)    / /     There are shares of more than one class entitled
                     to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in the favor of adoption were as follows:
                     (Use an 8 1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1 9.)

     (iii)   / /     Check here if the corporation has 100 or more
                     recordholders, as defined in Conn. Gen. Stat.
                     Section 33-311a(a).

/ /  B.     By the board of directors acting alone, pursuant to Conn. Gen.
            Stat. Section 33-360(b)(2) or 33-362(a).

          The number of affirmative votes required to adopt such resolution is:

          The number of directors' votes in favor of the resolution was:

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

(Print or Type)   Signature               (Print or Type)   Signature

Name of Pres./V. Pres.            Name of Sec./Assn't. Sec.

Thomas M. Marra   /s/ Thomas M. Marra     Lynda Godkin      /s/ Lynda Godkin

/ /  C.   The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

-------------------------------------------------------------------------------
Signed Incorporator        Signed Incorporator        Signed Incorporator

-------------------------------------------------------------------------------
Signed Subscriber          Signed Subscriber          Signed Subscriber

-------------------------------------------------------------------------------
           (Use an 8 1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9)

6.   Dated at Simsbury, CT this 30th day of December, 1996

                                Rec. CC, GS:(Type or Print)
                                Nancy V. Galvin, Legal Assistant
                                The Hartford - Life Law
                                200 Hopmeadow Street
                                Simsbury, CT 06089
                                Please provide filer's name and
                                complete address for mailing
                                receipt

                                    FILING #0001681641 PG 04 OF 05 VOL B-00105
                                       FILED 12/31/1996 10:00 AM PAGE 00897
                                              SECRETARY OF THE STATE
                                        CONNECTICUT SECRETARY OF THE STATE

                              CERTIFICATE AMENDING
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
         BY ACTIONS OF THE BOARD OF DIRECTORS AND THE SOLE SHAREHOLDER

1.   The name of the Corporation is ITT HARTFORD LIFE AND ANNUITY INSURANCE
     COMPANY.

2. The Amended and Restated Certificate of Incorporation is amended by the following resolution of each of the Board of Directors and the Sole
     Shareholder:

            RESOLVED, that the Amended and Restated Certificate of Incorporation of the Company, as supplemented and amended to date, is hereby amended by striking out Section 9 in its entirety and adding the following Sections 9 and 10. All other sections of the Amended and Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect.

            "Section 9.   The Board of Directors may, at any time, appoint from
                          among its own members such committees as it may deem necessary for the proper conduct of the business of the Company. The Board of Directors shall be unrestricted as to the powers it may confer upon such committees."

            "Section 10.  So much of the charter of said corporation, as amended, as is inconsistent herewith is repealed, provided that such repeal shall not invalidate or otherwise affect any action taken pursuant to the charter of the corporation, in accordance with its terms, prior to the effective date of such repeal."

3. The above resolutions were passed by the Board of Directors and the Sole Shareholder of the Corporation. The number of shares of the Corporation's common capital stock entitled to vote thereon was 3,000 and the vote required for adoption was 2,000 shares. The vote favoring adoption was 3,000 shares, which was the greatest vote required to pass the resolution.

                                    FILING #0001681641 PG 05 OF 05 VOL B-00105
                                       FILED 12/31/1996 10:00 AM PAGE 00898
                                              SECRETARY OF THE STATE
                                        CONNECTICUT SECRETARY OF THE STATE

Dated at Simsbury, Connecticut this 30th day of December, 1996.

We hereby declare, under penalty of false statement, that the statements made in the foregoing Certificate are true.

                                     ITT HARTFORD LIFE AND ANNUITY INSURANCE
                                     COMPANY

                                     /s/ Thomas M. Marra
                                     -------------------------------------------
                                     Thomas M. Marra, Executive Vice President
                                     and Director - Individual Life and Annuity
                                     Division

                                     /s/ Lynda Godkin
                                     -------------------------------------------
                                     Lynda Godkin, General Counsel and
                                     Corporate Secretary

                                FILING #0001604565 PG 01 OF 04 VOL B-00056
                                   FILED 05/01/1996 08:40 AM PAGE 03650
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

[STATE OF ARMS]               STATE OF CONNECTICUT
                              INSURANCE DEPARTMENT

THIS IS TO CERTIFY, THAT THE REDOMESTICATION OF ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, A WISCONSIN CORPORATION, PURSUANT TO SECTION 38a-58a CONNECTICUT GENERAL STATUTES IS APPROVED. THE ATTACHED PLAN OF REDOMESTICATION AND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTING ITS CHANGE OF DOMICILE AND CONTINUATION OF ITS ORIGINAL CORPORATE EXISTENCE, ARE ALSO APPROVED.

                              Witness my hand and official seal, at Hartford,
                                       this 19th day of April, 1996

                                         /s/ George M. Reider, Jr.
                                          Insurance Commissioner

Certificate of Authority and Compliance

                                FILING #0001604565 PG 02 OF 04 VOL B-00056
                                   FILED 05/01/1996 08:40 AM PAGE 03651
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

                                  CERTIFICATE
                                       OF
                                REDOMESTICATION
                                       OF
            ITT HARTFORD LIFE AND ANNUITY ("IHLA") INSURANCE COMPANY

ITT HARTFORD LIFE AND ANNUITY ("IHLA") INSURANCE COMPANY (the "Company"), a Wisconsin corporation, in order to change its domicile to Connecticut as permitted pursuant to Connecticut Insurance Law Section 38a-58a, certifies as follows:

1.   The name of the Company is ITT Hartford Life and Annuity Insurance Company.

2. The Company was incorporated in the City of Madison, County of Hennepin, State of Wisconsin on January 9, 1956. Except pursuant to this certificate, the Company has never attempted to change its domicile state.

3. At the time of incorporation, the Company's name was ITT Life Insurance Corporation. On March 25, 1993, by amendment to its Articles of Incorporation, the Company changed its name to ITT Hartford Life and Annuity Insurance Company.

4. By letter dated 4-26-96, the Insurance Department of the State of Wisconsin has approved the Company's request for a change in domicile to Connecticut in accordance with the laws of the States of Wisconsin and Connecticut. By letter dated 4-22-96, the Insurance Department of the State of Connecticut approved the Company's application to redomesticate to Connecticut effective May 1, 1996.

5. The Company's plan to redomesticate has been approved by the Company's Board of Directors and its sole shareholder, pursuant to Connecticut General Statutes Section 33-360. No shares are required to be voted as a class. The shareholder's vote was unanimous.

IN WITNESS WHEREOF, the Company has executed this Certificate as of the 30th day of April 1996, through its undersigned officers, who hereby state under penalties of false statement that the statements contained in this Certificate are correct.

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Lowndes A. Smith
       -----------------------------------
       Lowndes A. Smith, President

By:    /s/ Lynda Godkin
       -----------------------------------
       Lynda Godkin, General Counsel
       and Corporate Secretary

                                FILING #0001604565 PG 03 OF 04 VOL B-00056
                                   FILED 05/01/1996 08:40 AM PAGE 03652
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

                       CERTIFICATE AMENDING AND RESTATING
                      THE CERTIFICATE OF INCORPORATION BY
               ACTION OF THE BOARD OF DIRECTORS AND SHAREHOLDERS

1.   The name of the Corporation is ITT HARTFORD LIFE AND ANNUITY INSURANCE
     COMPANY.

2. The Certificate of Incorporation is amended and restated by the following resolution of the Board of Directors and Shareholder of the Corporation.

     RESOLVED, that the Certificate of Incorporation of the Corporation, as supplemented and amended to date, is further amended and restated to read as follows:

Section 1. The name of the Corporation is ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY.

Section 2. The address of the Registered Office of the Corporation is Hartford Plaza, Hartford, Connecticut 06104-2999.

Section 3. The Corporation is a body politic and corporate and shall have all the powers granted by the general statutes, as now enacted or hereinafter amended, to corporations formed under the Stock Corporation Act.

Section 4. The Corporation shall have the purposes and powers to write any and all forms of Insurance which any other corporation now or hereafter chartered in Connecticut and empowered to do an insurance business may now or hereafter lawfully do; to accept and to cede reinsurance; to issue policies and contracts for any kind or combination of kinds of insurance; to issue policies or contracts either with or without participation in profits; to acquire and hold any or all of the shares or other securities of any insurance corporation or any other kind of corporation; and to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act. The corporation is authorized to excercise the powers herein granted in any state, territory or jurisdiction of the United States or in any foreign country.

Section 5. The Corporation shall obtain a license from the insurance commissioner prior to the commencement of business and shall be subject to all general statutes applicable to insurance companies.

Section 6. The aggregate number of shares which the corporation shall have authority to issue is 3,000 shares consisting of one class only, designated as Common Shares, of the par value of $1,250.

Section 7. No shareholder shall, because of his ownership of shares, have a preemptive or other right to purchase, subscribe for, or take any part of any shares or any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of this corporation issued, optioned, or sold by it after its incorporation.

Section 8. The minimum amount of stated capital with which the corporation shall commence business is One Thousand Dollars ($1,000.00).

Section 9. So much of the charter of said corporation is amended, as is inconsistent herewith is repealed, provided such repeal shall not invalidate or otherwise affect any action taken pursuant to the charter of the corporation, in accordance with its terms, prior to the effective date of such repeal.


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                                FILING #0001604565 PG 04 OF 04 VOL B-00056
                                   FILED 05/01/1996 08:40 AM PAGE 03653
                                          SECRETARY OF THE STATE
                                    CONNECTICUT SECRETARY OF THE STATE

3. The above resolution was passed by the Board of Directors and the Shareholder of the Corporation. The number of shares entitled to vote thereon was 3,000 and the vote required for adoption was 2,000 shares. The vote favoring adoption was 3,000 which was the greatest vote needed to pass the resolution.

4.   The term of existence of the corporation shall be perpetual.

Dated at Simsbury, Connecticut this 30th day of April, 1996.

We hereby declare, under the penalties of false statement, that the statements made in the foregoing Certificate are true.

                                               ITT HARTFORD LIFE AND
                                               ANNUITY INSURANCE COMPANY

                                               /s/ Lowndes A. Smith
                                               -------------------------
                                               Lowndes A. Smith, President

                                               /s/ Lynda Godkin
                                               -------------------------
                                               Lynda Godkin, General Counsel
                                               and Corporate Secretary